                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07540
                                  ---------------------------------------------

                      Global High Income Dollar Fund Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                               Mark F. Kemper, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                  Dechert LLP
                              1775 I Street, N.W.
                            Washington, DC 20006-2401

Registrant's telephone number, including area code: 212-882 5000
                                                   ----------------------------

Date of fiscal year end: October 31
                        --------------------------
Date of reporting period: October 31, 2004
                         -------------------------

ITEM 1.   REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

GLOBAL HIGH INCOME
DOLLAR FUND INC.
ANNUAL REPORT
OCTOBER 31, 2004

GLOBAL HIGH INCOME DOLLAR FUND INC.

December 15, 2004

DEAR SHAREHOLDER,

We present you with the annual report for Global High Income Dollar Fund for the fiscal year ended October 31, 2004.

PERFORMANCE

Over the one-year period, Global High Income Dollar Fund's (the "Fund") net asset value return was 15.12%, outperforming the 13.41% return of its peers, as measured by the Lipper Emerging Markets Debt Funds median. On a market price basis, the Fund returned 18.68% over the fiscal year, outperforming the median's return of 12.47% over the same timeframe. (For more on the Fund's performance, please refer to "Performance At A Glance" on page 5.)

The Fund's strong absolute and relative performance was largely the result of strong country and security allocation. The Fund did not use leverage during the reporting period as did some of its peers. Leverage tends to magnify a Fund's upside and downside returns.

AN INTERVIEW WITH PORTFOLIO MANAGER UWE SCHILLHORN

Q. HOW DID THE EMERGING DEBT MARKETS PERFORM OVER THE PERIOD?

A. Emerging markets debt, as measured by the JP Morgan Emerging Markets Bond Index--Global (EMBI--G), came in strong, returning 12.79% over the fiscal year. In comparison, government bonds in developed markets returned 4.69%, as measured by the Citigroup World Government Bond Index (WGBI), on a currency-hedged basis in US dollars.

   The emerging debt markets experienced periods of volatility during the fiscal year, but ultimately generated strong results. As the reporting period began, solid economic growth in the US and abroad, improving credit trends and strong investor demand for higher yielding securities led to solid returns for emerging markets debt. However, as 2004 began, strengthening global economic growth quickly gave way to concerns over the increased likelihood of rising interest rates. This caused investors to become more risk averse, and demand for emerging markets debt fell sharply.

[SIDENOTE]

GLOBAL HIGH INCOME DOLLAR FUND INC.

INVESTMENT GOALS:

Primarily, high level of current income; secondarily, capital appreciation.

PORTFOLIO MANAGEMENT:

Portfolio Management Team, including Uwe Schillhorn

UBS Global Asset Management (US) Inc.

COMMENCEMENT:

October 8, 1993

NYSE SYMBOL:

GHI

DIVIDEND PAYMENTS:

Monthly

   The markets' weakness persisted through the second quarter of 2004, before a sharp rally took place during the final four months of the fiscal year. Rising oil and commodity prices helped drive positive growth prospects in developing countries. In addition, it appeared that interest rates would be raised at a measured pace. This, combined with a number of positive country-specific events and rising investor demand, caused emerging markets debt spreads to decline sharply (a spread is the difference in yield between debt obligations of different categories).

Q. WHAT WERE SOME OF THE PORTFOLIO POSITIONING STRATEGIES YOU EMPLOYED DURING THE FISCAL YEAR?

A. Throughout the period, we proactively adjusted the portfolio's exposure in Brazil. Early in the period we held an overweight position in the country, as the Lula administration successfully met the country's fiscal deficit targets and championed tax and social security reform. ("Overweight" or "underweight" refers to the Fund's degree of investment in a category of investments versus that of a benchmark index.) However, in January 2004, we shifted to an underweight position. While economic growth in Brazil was expected to continue, we felt this was already priced into the market, and that there was limited upside potential for its debt. Our underweight position proved beneficial as Brazil's bonds subsequently declined in price. We then moved to a market weight in Brazil after spreads widened, and we felt they were more in line with the country's economic fundamentals. This adjustment enhanced performance as growth and fiscal performance in Brazil strengthened as the year progressed. Spreads then declined even further in September 2004, at which time Standard & Poor's raised the country's credit rating from B+ to BB-.

Q. DID THE FUND'S DURATION POSITION AID PERFORMANCE OVER THE REPORTING PERIOD?

A. Overall, our US interest rate duration strategy enhanced results. During the first half of the reporting period, the Fund was generally neutral versus the benchmark. However, we were underweight the five-year portion of the yield curve and overweight 30-year securities. This enhanced portfolio performance, as shorter-term securities underperformed as yields rose (and prices fell) and the longer end of the yield curve outperformed. In the second half of the reporting period, the Fund moved to an underweight position in 30-year securities versus the benchmark. This did not have any significant consequences on relative performance.

Q. WERE THERE ANY STRATEGIES THAT DETRACTED FROM RESULTS?

A. While the Fund's overall country allocation position was a positive for performance over the fiscal year, there were a few strategies that detracted from results. For example, the Fund's underweight in Turkey was an overall negative for relative performance. We initially had no exposure to the country, as bond spreads were relatively low. However, spreads declined even further based on expectations that the country would gain membership in the European Economic Union (EEU). At that point, we believed spread levels were well past their intrinsic, or true, values. Spreads subsequently widened, and we took the opportunity to establish an approximate 5% allocation to the country, which was nearly in line with the benchmark. However, we again moved to a meaningful underweight in Turkey after a strong rally occurred in conjunction with positive news about the country's potential membership in the EEU.

   Oil-exporting countries performed well due to high oil prices. As a result, the Fund's underweight in Venezuela subsequently detracted from relative performance, although this was compensated for by an overweight in Ecuador.

Q. HOW WERE YOU POSITIONED IN OTHER EMERGING MARKET COUNTRIES?

A. We continued to have overweights in countries with relatively high credit quality that we believe were attractively valued given their underlying economic fundamentals. Such countries included Russia, Serbia and Bulgaria. Our overweight in performing Argentine local debt enhanced results, as Argentine US dollar-denominated debt performed well on the back of strong fiscal performance and expectations of further improvements in the country's debt-restructuring plans.

   We were mostly underweight in Mexico during the fiscal year. This did not have a material impact on performance, as Mexico did not outperform other emerging market countries in the same rating category.

Q. WHAT IS YOUR OUTLOOK FOR THE GLOBAL ECONOMY AND EMERGING MARKETS DEBT IN THE COMING MONTHS?

A. It is widely expected that the Federal Reserve Board will have to continue to raise interest rates at a measured pace. We don't expect spreads to tighten significantly from their current levels, as we believe the improving macroeconomic picture for many emerging markets has already been priced into their bond prices. We expect growth in emerging markets to remain relatively high, but somewhat lower than over the last 12 months. Based on this outlook, the Fund currently is neutrally positioned in terms of credit exposure. Presently, our interest rate duration remains shorter than that of the benchmark.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS funds,* please contact your financial advisor or visit us at www.ubs.com.

Sincerely,

/s/ Joseph A. Varnas                    /s/ Uwe Schillhorn

JOSEPH A. VARNAS                        UWE SCHILLHORN
PRESIDENT                               PORTFOLIO MANAGEMENT TEAM MEMBER
Global High Income Dollar Fund Inc.     Global High Income Dollar Fund Inc.
MANAGING DIRECTOR                       DIRECTOR
UBS Global Asset Management (US) Inc.   UBS Global Asset Management (US) Inc.


* Mutual funds are sold by prospectus only. The prospectus contains more complete information regarding investment objectives, risks, charges and expenses, and should be read carefully before investing.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended October 31, 2004, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances, and they do no guarantee the future performance of the markets or the Fund. We encourage you to consult your financial advisor regarding your personal investment program.

PERFORMANCE AT A GLANCE (UNAUDITED)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/04

NET ASSET VALUE RETURNS*                    6 MONTHS    1 YEAR    5 YEARS   10 YEARS
------------------------------------------------------------------------------------
Global High Income Dollar Fund Inc.          13.05%     15.12%    15.70%     13.43%
Lipper Emerging Market Debt Funds median**   11.35      13.41     17.27      14.16

MARKET PRICE RETURNS*
Global High Income Dollar Fund Inc.          18.49%     18.68%    22.80%     16.98%
Lipper Emerging Market Debt Funds median**   16.27      12.47     20.09      14.90

* Past Performance does not predict future performance. The return and value of an investment will fluctuate, so that an investor's shares, when sold, may be worth more or less than their original cost. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the distribution dates. Market returns assume that dividends are reinvested at prices according to the dividend reinvestment plan. NAV and market price returns for periods of one year or less have not been annualized. Returns do not reflect taxes paid on dividends/distributions or brokerage commissions and taxes paid on the sale of shares.

** Lipper closed-end fund peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the Lipper Emerging Market Debt Funds peer group.

PORTFOLIO STATISTICS

CHARACTERISTICS*                   10/31/04        4/30/04         10/31/03
-----------------------------------------------------------------------------
Net Asset Value                  $      16.43    $      15.34    $      15.92
Market Price                     $      18.31    $      16.26    $      17.07
12-Month Dividends/
  Distributions                  $     1.7443    $     1.7667    $     1.6840
Dividend/Distribution
  at Period-End                  $     0.1488    $     0.1486    $     0.1461
Net Assets (mm)                  $      319.4    $      298.2    $      309.5

CURRENCY EXPOSURE**                   10/31/04         4/30/04         10/31/03
-------------------------------------------------------------------------------
U.S. Dollar Denominated                  98.3%           95.8%           98.2%
Foreign Denominated                       1.7             4.2             1.8
TOTAL                                   100.0%          100.0%          100.0%

TOP 10 COUNTRIES
(EXCLUDING U.S.)**       10/31/04                4/30/04                   10/31/03
-----------------------------------------------------------------------------------
Brazil                     22.4%   Brazil         21.4%   Brazil             20.0%
Russia                     13.8    Russia         19.4    Russia             17.0
Mexico                     10.1    Mexico         12.6    Mexico             14.4
Argentina                   8.4    Argentina       4.9    Venezuela           5.0
Malaysia                    4.4    Colombia        4.9    Trinidad & Tobago   3.2
Turkey                      4.2    Venezuela       3.8    Panama              3.2
Philippines                 3.6    Bulgaria        3.2    Malaysia            3.2
Colombia                    3.5    Malaysia        3.2    Peru                2.7
Germany                     3.1    Poland          2.4    Philippines         2.3
Ecuador                     3.1    South Africa    2.3    Colombia            2.0
TOTAL                      76.6%                  78.1%                      73.0%

CREDIT QUALITY**         10/31/04                4/30/04                   10/31/03
-----------------------------------------------------------------------------------
A1/P1                        --                     --                        8.7%
A                           4.7%                  13.4%                       2.1
BBB                        25.9                   14.9                       24.2
BB                         41.3                   34.9                       28.2
B                           8.6                   26.7                       22.4
CCC                         9.3                    7.0                        8.9
Selective Default            --                    0.9                        1.9
Non-Rated                   6.0                    2.2                        1.6
Cash Equivalents            3.2                     --                         --
Other assets
  less liabilities          1.0                     --                         --
Net Receivable               --                     --                        2.0
TOTAL                     100.0%                 100.0%                     100.0%

*   Prices and other characteristics will vary over time.
** Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and/or Moody's Investors Services, Inc. to indvidual portfolio holdings. Both are independent ratings agencies.

Past performance is no guarantee of future results. The value of an investment will fluctuate, so that an investor's shares, when sold, may be worth more or less than their original cost.

GLOBAL HIGH INCOME DOLLAR FUND INC.

Portfolio of Investments -- October 31, 2004

PRINCIPAL
 AMOUNT                                                       MATURITY                  INTEREST
 (000)                                                         DATES                      RATES                   VALUE
----------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES--95.80%

  ARGENTINA--8.38%
$     5,270     Banco de Galicia y Buenos Aires               01/01/14                    3.000%+            $     3,566,209
     21,940     Republic of Argentina (1)                     08/03/12                    1.980++                 16,871,860
  ARS 4,270     Republic of Argentina                         01/03/10                    2.000                    2,082,983
$     3,950     Republic of Argentina                         01/03/16                    2.000                    1,520,750
      5,000     Republic of Argentina, PAR (1)                03/31/23                    6.000                    2,737,500
                                                                                                                  26,779,302

  BAHAMAS--1.27%
      3,760     Odebrecht Overseas Ltd., 144A                 02/25/09                   11.500                    4,060,800

  BRAZIL--22.35%
      2,340     Braskem S.A., 144A                            11/05/08                   12.500                    2,644,200
      2,038     Federal Republic of Brazil                    04/15/12                    3.125++                  1,870,088
      1,200     Federal Republic of Brazil                    01/20/34                    8.250                    1,080,000
      1,520     Federal Republic of Brazil                    10/14/19                    8.875                    1,504,800
      8,270     Federal Republic of Brazil                    04/15/24                    8.875                    7,959,875
        320     Federal Republic of Brazil                    05/15/27                   10.125                      340,000
      3,430     Federal Republic of Brazil                    03/12/08                   11.500                    3,966,795
     37,814     Federal Republic of Brazil, C                 04/15/14                    8.000                   37,553,651
      3,512     Federal Republic of Brazil, DCB               04/15/12                    3.125++                  3,221,988
      6,000     Federal Republic of Brazil, DISC              04/15/24                    3.063++                  5,280,000
      6,650     Federal Republic of Brazil, PAR               04/15/24                    6.000++                  5,951,750
                                                                                                                  71,373,147

  BULGARIA--0.96%
      2,450     Republic of Bulgaria                          01/15/15                    8.250                    3,059,438

  COLOMBIA--3.48%
      7,890     Republic of Colombia                          04/09/11                    9.750                    9,113,097
      1,840     Republic of Colombia                          01/28/33                   10.375                    2,005,600
                                                                                                                  11,118,697
  ECUADOR--3.12%
      6,280     Republic of Ecuador                           08/15/30                    8.000+                   5,309,740
      5,500     Republic of Ecuador, 144A                     08/15/30                    8.000+                   4,650,250
                                                                                                                   9,959,990
  EL SALVADOR--1.43%
      1,450     Republic of El Salvador                       09/21/34                    7.625                    1,486,250
      3,070     Republic of El Salvador                       04/10/32                    8.250                    3,078,596
                                                                                                                   4,564,846

PRINCIPAL
 AMOUNT                                                       MATURITY                  INTEREST
 (000)                                                         DATES                      RATES                   VALUE
----------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES--(CONTINUED)

  GERMANY--3.11%
$     8,500     Aries Vermogensverwaltungs, 144A              10/25/14                    9.600%             $     9,923,750

  INDONESIA--0.72%
      2,988     Republic of Indonesia Loan Participation
                  (Deutsche Bank AG, Singapore
                  Branch) (2)(3)                              12/14/19                    2.760++                  2,300,760

  IVORY COAST--0.33%
      5,700     Republic of Ivory Coast (3)                   03/29/18                    2.000++                  1,054,500

  MALAYSIA--4.39%
      3,000     Petroliam Nasional Berhad                     10/15/26                    7.625                    3,601,653
      4,784     Petroliam Nasional Berhad, 144A               10/15/26                    7.625                    5,743,435
      3,800     Petronas Capital Ltd.                         05/22/22                    7.875                    4,669,135
                                                                                                                  14,014,223

  MEXICO--10.03%
      3,170     Conproca S.A. de C.V.                         06/16/10                   12.000                    4,010,050
        752     PEMEX Finance Ltd.                            05/15/07                    8.020                      792,896
      5,500     PEMEX Project Funding Master Trust            02/01/22                    8.625                    6,352,500
      3,000     PEMEX Project Funding Master Trust            10/13/10                    9.125                    3,606,000
      1,250     Petroleos Mexicanos                           03/30/18                    9.250                    1,512,500
      3,317     United Mexican States                         04/08/33                    7.500                    3,535,922
     10,574     United Mexican States                         08/15/31                    8.300                   12,212,970
                                                                                                                  32,022,838

  NETHERLANDS--1.64%
EUR     606     ING Bank NV (3)                               05/31/09                    7.540*                     550,630
      1,093     ING Bank NV (3)                               05/31/10                    7.730*                     912,712
      2,136     ING Bank NV (3)                               05/31/11                    7.910*                   1,633,895
      1,115     ING Bank NV (3)                               05/31/13                    8.040*                     722,780
        781     ING Bank NV (3)                               05/31/14                    8.070*                     466,459
      1,373     ING Bank NV (3)                               05/31/12                    8.080*                     959,779
                                                                                                                   5,246,255

  PANAMA--2.23%
$     3,920     Republic of Panama                            09/30/27                    8.875                    4,096,400
      2,790     Republic of Panama                            01/16/23                    9.375                    3,020,175
                                                                                                                   7,116,575

PRINCIPAL
 AMOUNT                                                       MATURITY                  INTEREST
 (000)                                                         DATES                      RATES                   VALUE
----------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES--(CONTINUED)

  PERU--2.42%
$     1,610     Republic of Peru                              05/03/16                    8.375%             $     1,682,450
      1,100     Republic of Peru                              02/06/15                    9.875                    1,270,500
      5,330     Republic of Peru, FLIRB                       03/07/17                    4.500++                  4,770,350
                                                                                                                   7,723,300

  PHILIPPINES--3.55%
      7,160     Republic of Philippines                       01/18/17                    9.375                    7,383,392
      3,935     Republic of Philippines                       01/15/19                    9.875                    3,959,397
                                                                                                                  11,342,789

  RUSSIA--13.77%
      8,060     Russian Federation                            05/14/11                    3.000                    6,669,650
     13,180     Russian Federation                            03/31/30                    5.000+                  13,196,475
     18,984     Russian Federation, 144A                      03/31/30                    5.000+                  19,007,318
      4,624     Russian Federation, 144A                      03/31/10                    8.250                    5,121,096
                                                                                                                  43,994,539

  SOUTH AFRICA--1.81%
      3,500     Republic of South Africa                      04/25/12                    7.375                    3,990,000
      1,500     Republic of South Africa                      05/19/09                    9.125                    1,785,000
                                                                                                                   5,775,000

  TURKEY--4.20%
TRL  4,900,000,000 Republic of Turkey                         10/05/05                    0.000*                   2,746,991
$     2,000     Republic of Turkey                            10/06/05                    5.960                    2,116,018
      1,980     Republic of Turkey                            03/15/15                    7.250                    1,984,950
      1,060     Republic of Turkey                            02/14/34                    8.000                    1,070,600
      2,830     Republic of Turkey                            06/30/11                    9.000                    3,151,913
      2,030     Republic of Turkey                            01/15/14                    9.500                    2,334,500
                                                                                                                  13,404,972

  UKRAINE--2.87%
      3,600     Republic of Ukraine                           06/11/13                    7.250                    3,600,000
      5,430     Republic of Ukraine                           06/11/13                    7.650                    5,572,537
                                                                                                                   9,172,537

  URUGUAY--1.05%
      4,101     Republic of Uruguay                           01/15/33                    7.875                    3,332,204
         36     Republic of Uruguay, PIK                      01/15/33                    7.875                       29,434
                                                                                                                   3,361,638

  VENEZUELA--2.69%
      1,520     Republic of Venezuela                         10/08/14                    8.500                    1,541,280

PRINCIPAL
 AMOUNT                                                       MATURITY                  INTEREST
 (000)                                                         DATES                      RATES                   VALUE
----------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES--(CONCLUDED)

  VENEZUELA--(CONCLUDED)
$     3,980     Republic of Venezuela                         09/15/27                    9.250%             $     4,071,540
      2,900     Republic of Venezuela                         01/13/34                    9.375                    2,972,500
                                                                                                                   8,585,320
Total Foreign Debt Securities (cost--$279,492,557)                                                               305,955,216

 NUMBER OF
  RIGHTS
   (000)
----------------------------------------------------------------------------------------------------------------------------
RIGHTS--0.04%

  MEXICO--0.04%
      1,885     United Mexican States Value Recovery Rights,
                  Series C, Expiration Date 06/30/05 (5)                                                              37,889
      1,885     United Mexican States Value Recovery Rights,
                  Series D, Expiration Date 06/30/06 (5)                                                              44,674
      1,885     United Mexican States Value Recovery Rights,
                  Series E, Expiration Date 06/30/07 (5)                                                              40,905
                                                                                                                     123,468

  VENEZUELA--0.00%
         27     Venezuela Oil Indexed Payment Obligations,
                  Expiration Date 4/15/20 (3)(4)(5)                                                                        0
Total Rights (cost--$0)                                                                                              123,468

 NUMBER OF
  SHARES
   (000)
----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT**--3.17%

  UNITED STATES--3.17%
     10,119     UBS Supplementary Trust U.S. Cash
                  Management Prime Fund
                  (cost--$10,118,548)                                                     1.850@                  10,118,548
Total Investments (cost--$289,611,105)--99.01%                                                                   316,197,232
Other assets in excess of liabilities--0.99%                                                                       3,162,184
Net Assets--100.00%                                                                                          $   319,359,416

Note: The Portfolio of Investments is listed by the issuer's country of origin.
    + Reflects rate at October 31, 2004 on step coupon rate instruments.
   ++ Reflects rate at October 31, 2004 on variable rate instruments.
    * Reflects annualized yield at October 31, 2004 on zero coupon bonds.
   ** Security is issued by a fund that is advised by a related entity of UBS
      Global Asset Management (US) Inc., Global High Income Dollar Fund Inc.'s advisor.
    @ Interest rate reflects yield at October 31, 2004.
  (1) Bond interest in default.
  (2) Participation interest was acquired through the financial institution indicated parenthetically.
  (3) Illiquid securities represent a value of $8,601,515 or 2.69% of net assets.
  (4) Security is being fair valued by a valuation committee under the direction of the Board of Directors. At October 31, 2004, the value of these securities amounted to $0 or 0.00% of net assets.
  (5) Rights do not currently accrue income. Quarterly income, if any, will vary based on several factors including oil exports, prices, and inflation.
  ARS Argentina Peso
    C Front-Loaded Interest Reduction with Capitalized Interest Bond
  DCB Debt Conversion Bond
 DISC Discount Bond
  EUR Euro
FLIRB Front-Loaded Interest Reduction Bond
  PAR Par Bond
  PIK Payment in Kind
  TRL Turkish Lira
 144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004, the value of these securities amounted to $51,150,849 or 16.02% of net assets.

FUTURES CONTRACTS

                                                                                           UNREALIZED
NUMBER OF             CONTRACTS TO                        IN            EXPIRATION        APPRECIATION/
CONTRACTS               RECEIVE                      EXCHANGE FOR          DATES          (DEPRECIATION)
      110   U.S. Treasury Note 5 Year Futures        $  12,143,000      December 2004      $   108,250

                      CONTRACTS TO
                        DELIVER
      174   U.S. Long Bond 20 Year Futures
             (Chicago Board of Trade)                   19,421,975      December 2004         (386,837)
                                                                                           $  (278,587)

FORWARD FOREIGN CURRENCY CONTRACTS

                      CONTRACTS TO                        IN              MATURITY         UNREALIZED
                        DELIVER                      EXCHANGE FOR           DATE          DEPRECIATION
Euro                   3,900,000                     USD 4,825,821         01/21/05       $   (145,835)

CURRENCY TYPE ABBREVIATIONS:
USD United States Dollar

INDUSTRY DIVERSIFICATION
AS A PERCENT OF NET ASSETS
AS OF OCTOBER 31, 2004
Foreign Debt Securities
   International Corporate Bonds
     Oil/Gas                                                                                      7.98%
     Financial Services                                                                           6.12
     Industrials                                                                                  2.53
     Minerals                                                                                     0.83
Total International Corporate Bonds                                                              17.46
   Foreign Government Bonds                                                                      78.34
Total Foreign Debt Securities                                                                    95.80
Rights                                                                                            0.04
Short-Term Investment                                                                             3.17
Total Investments                                                                                99.01
Other assets in excess of liabilities                                                             0.99
Net Assets                                                                                      100.00%


                 See accompanying notes to financial statements

GLOBAL HIGH INCOME DOLLAR FUND INC.

Statement of Assets and Liabilities -- October 31, 2004

ASSETS:

Investments in securities of unaffiliated issuers, at value (cost--$279,492,557)        $   306,078,684
Investments in securities of a related entity, at value (cost--$10,118,548)                  10,118,548
Foreign currency, at value (cost--$105)                                                             106
Cash collateral for futures contracts                                                         1,926,006
Interest receivable                                                                           3,087,550
Receivable for investments sold                                                               2,561,121
Other assets                                                                                      9,847
Total assets                                                                                323,781,862
LIABILITIES:

Payable for investments purchased                                                             3,598,234
Payable to investment advisor and administrator                                                 338,313
Unrealized depreciation on forward foreign currency contracts                                   145,835
Variation margin payable                                                                         95,563
Directors fees payable                                                                            3,000
Accrued expenses and other liabilities                                                          241,501
Total liabilities                                                                             4,422,446
NET ASSETS:

Capital stock--$0.001 par value; 100,000,000 shares authorized;
  19,439,667 shares issued and outstanding                                                  268,246,555
Distributions in excess of net investment income                                               (282,947)
Accumulated net realized gain from investment transactions                                   25,234,103
Net unrealized appreciation of investments, futures, forward foreign currency
  contracts, and other assets and liabilities denominated in foreign currencies              26,161,705
Net assets                                                                              $   319,359,416
Net asset value per share                                                               $         16.43

                 See accompanying notes to financial statements

Statement of Operations

                                                                                         FOR THE YEAR
                                                                                             ENDED
                                                                                       OCTOBER 31, 2004
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income net of foreign witholding taxes of $1,069
  (includes $73,218 from a related entity)                                              $    23,435,979
Securities lending income--net                                                                      251
                                                                                             23,436,230
EXPENSES:
Investment advisory and administration fees                                                   3,869,604
Custody and accounting fees                                                                     247,656
Professional fees                                                                                69,240
Reports and notices to shareholders                                                              67,355
Transfer agency fees                                                                             14,308
Directors' fees                                                                                  13,602
Other expenses                                                                                   38,609
                                                                                              4,320,374
Net investment income                                                                        19,115,856
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
NET REALIZED GAIN (LOSS) FROM:
  Investment transactions                                                                    39,638,312
  Foreign currency transactions                                                                (357,752)
  Futures                                                                                     1,174,404
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF:
  Investments                                                                               (15,591,446)
  Futures                                                                                      (222,228)
  Other assets, liabilities and forward foreign currency contracts                               (5,537)
Net realized and unrealized gains from investment activities                                 24,635,753
Net increase in net assets resulting from operations                                    $    43,751,609

                 See accompanying notes to financial statements

Statement of Changes in Net Assets

                                                                FOR THE YEARS ENDED OCTOBER 31,
                                                               ----------------------------------
                                                                     2004              2003
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                          $    19,115,856    $    19,877,411
Net realized gain from investment transactions                      39,638,312         12,426,980
Net realized gain from futures and foreign
  currency transactions                                                816,652          2,143,359
Net change in unrealized appreciation/depreciation of:
  Investments                                                      (15,591,446)        33,037,627
  Futures                                                             (222,228)           (56,359)
  Other assets, liabilities and forward foreign
  currency contracts                                                    (5,537)          (144,666)
Net increase in net assets resulting from operations                43,751,609         67,284,352
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                              (18,957,163)       (22,097,218)
Net realized gains                                                 (14,951,448)       (10,316,523)
Return of capital                                                           --           (322,658)
Total dividends and distributions to shareholders                  (33,908,611)       (32,736,399)
Net increase in net assets                                           9,842,998         34,547,953
NET ASSETS:
Beginning of year                                                  309,516,418        274,968,465
End of year                                                    $   319,359,416    $   309,516,418
Distributions in excess of net investment income               $      (282,947)   $      (711,053)

                 See accompanying notes to financial statements

GLOBAL HIGH INCOME DOLLAR FUND INC.

Notes to Financial Statements

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Global High Income Dollar Fund Inc. (the "Fund") was incorporated in Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with it's primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM"), the investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "Board").

All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of the foreign currency exchange rates.

Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars using the WM/Reuters closing spot rates as of 4:00 pm London time. For purposes of calculating the U.S. dollar equivalent value of a non-U.S. dollar denominated obligation, foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities and other assets and liabilities - at the exchange rates prevailing at the end of the Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund's portfolio are presented at the foreign exchange rates at the end of the Fund's fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to U.S. federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with U.S. federal income tax regulations.

FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

FUTURES CONTRACTS--The Fund may use financial futures contracts for hedging purposes and to adjust exposure to U.S. and foreign fixed income markets in connection with a reallocation of the Fund's assets or to manage the average duration of the Fund. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, the Fund is required to pledge to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with U.S. federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISOR AND ADMINISTRATOR AND OTHER TRANSACTIONS WITH RELATED
ENTITIES

The Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS Global AM, under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund's average weekly net assets.

The Fund invests in shares of the UBS Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is a business trust managed by UBS Global Asset Management (Americas) Inc., a related entity of UBS Global AM.

The Fund pays no management fees to Supplementary Trust. Distributions from the Supplementary Trust are reflected as interest income on the statement of operations.

Amounts relating to those investments for the year ended October 31, 2004 are summarized as follows:

                                                SALES          INTEREST                         % OF
FUND                          PURCHASES        PROCEEDS         INCOME          VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------
UBS Supplementary
Trust U.S. Cash
Management Prime
Fund                        $ 168,413,127   $ 158,294,579   $      73,218   $  10,118,548            3.17%

SECURITIES LENDING

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Securities LLC, an indirect wholly owned subsidiary of UBS AG, and other affiliated broker-dealers have been approved as borrowers under the Fund's securities lending program. At October 31, 2004, the Fund did not have any securities on loan. For the year ended October 31, 2004, the Fund earned $251 for lending its securities and UBS Securities LLC earned $84 in compensation as the Fund's lending agent. At October 31, 2004, the Fund did not owe UBS Securities LLC compensation as the Fund's lending agent.

CAPITAL STOCK

There are 100,000,000 shares of $0.001 par value common stock authorized and 19,439,667 shares outstanding at October 31, 2004. For the year ended October 31, 2004 and for the year ended October 31, 2003, the Fund did not repurchase any shares of common stock.

For the period September 17, 1998 (commencement of repurchase program) through February 28, 2001, the Fund repurchased 3,297,000 shares of common stock at an average market price per share of $11.68 and a weighted average discount from net asset value of 14.88%. As of October 31, 2004, paid-in-capital has been reduced by the cost of $38,698,693 of capital stock repurchased.

PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2004, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $416,335,661 and $414,967,773, respectively.

FEDERAL TAX STATUS

The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended October 31, 2004 and October 31, 2003, respectively were as follows:

DISTRIBUTIONS PAID FROM:                                            2004                2003
-------------------------------------------------------------------------------------------------
Net investment income                                          $    30,792,351    $    24,240,920
Net realized gains                                                   3,116,260          8,172,821
Return of capital                                                           --            322,658
                                                               $    33,908,611    $    32,736,399

At October 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains                                              $    24,993,049
Unrealized appreciation                                                                 26,119,812
Total accumulated earnings                                                         $    51,112,861

The difference between book-basis and tax-basis net unrealized appreciation of investments is attributable to premium amortization adjustments and wash sales.

During the current fiscal year, the Fund had no capital loss carry-forwards to offset current year gains.

For federal income tax purposes, the tax cost of investments and components of net unrealized appreciation of investments at October 31, 2004 were as follows:

Tax cost of investments                                                            $   290,077,420
Gross appreciation (investments having an excess of value over cost)               $    27,520,375
Gross depreciation (investments having an excess of cost over value)                    (1,400,563)
Net unrealized appreciation of investments                                         $    26,119,812

To reflect reclassifications arising from permanent "book/tax" differences for the year ended October 31, 2004, distributions in excess of net investment income was decreased by $15,220,861 and accumulated net realized gain from investment activities was decreased by $15,220,861. These differences are primarily due to tax treatment of foreign currency transactions, paydown gains and losses, distribution reclasses and premium adjustments for certain debt obligations.

GLOBAL HIGH INCOME DOLLAR FUND INC.

Financial Highlights

Selected data for a share of common stock outstanding thoughout each year is presented below:

                                                    FOR THE YEARS ENDED OCTOBER 31,
                            -----------------------------------------------------------------------------
                                2004             2003           2002+           2001            2000
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR         $       15.92   $       14.14   $       14.16   $       14.42   $       13.66
Net investment income                0.98            1.02            1.04            1.24            1.48
Net realized and
  unrealized gains from
  investment activities              1.27            2.44            0.52            0.10            0.71
Net increase from
  investment operations              2.25            3.46            1.56            1.34            2.19
Dividends from net
  investment income                 (0.97)          (1.13)          (1.31)          (1.15)          (1.48)
Distributions from net
  realized gains from
  investment transactions           (0.77)          (0.53)             --              --              --
Distributions from
  paid-in-capital                      --           (0.02)          (0.27)          (0.46)             --
Distributions in excess of
  net investment income                --              --              --              --           (0.09)
Total dividends and
  distributions to
  shareholders                      (1.74)          (1.68)          (1.58)          (1.61)          (1.57)
Net increase in net asset
  value resulting from
  repurchase of common
  stock                                --              --              --            0.01            0.14
NET ASSET VALUE,
  END OF YEAR               $       16.43   $       15.92   $       14.14   $       14.16   $       14.42
MARKET VALUE,
  END OF YEAR               $       18.31   $       17.07   $       13.87   $       12.98   $       12.63
TOTAL INVESTMENT
  RETURN(1)                         18.68%          36.52%          19.38%          15.80%          24.55%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets,
  end of year (000's)       $     319,359   $     309,516   $     274,968   $     275,205   $     281,955
Expenses to average
  net assets                         1.40%           1.43%           1.43%           1.41%           1.39%
Net investment income
  to average net assets              6.18%           6.66%           7.23%           8.46%          10.12%
Portfolio turnover rate               140%             53%             57%             51%             43%

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder could pay on Fund distributions.
+ As required, effective as of November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains from investment activities per share by $0.02, and decrease the ratio of net investment income to average net assets from 7.35% to 7.23%. Per share ratios and supplemental data for years prior to November 1, 2001 have not been restated to reflect this change in presentation.

GLOBAL HIGH INCOME DOLLAR FUND INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Global High Income Dollar Fund
Inc.

We have audited the accompanying statement of assets and liabilities of Global High Income Dollar Fund Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2000 was audited by other auditors whose report dated December 27, 2000 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at October 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us, present fairly, in all material respects, the financial position of Global High Income Dollar Fund Inc. at October 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S generally accepted accounting principles.

                                                           /s/ Ernst & young LLP


New York, New York
December 15, 2004

GLOBAL HIGH INCOME DOLLAR FUND INC.

Tax Information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting.

Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2004. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2005. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

GLOBAL HIGH INCOME DOLLAR FUND INC.

General Information (unaudited)

THE FUND

Global High Income Dollar Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its primary objective. The Fund's investment advisor and administrator is UBS Global Asset Management (US) Inc. ("UBS Global AM"), an indirect wholly owned asset management subsidiary of UBS AG, which had over $55.6 billion in assets under management as of October 31, 2004.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "GHI." Comparative net asset value and market price information about the fund is published weekly in THE WALL STREET JOURNAL, THE NEW YORK TIMES and BARRON'S, as well as in numerous other publications.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647-1568.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Fund's proxy voting policies and procedures, and its proxy voting record without charge, upon request by contacting the Fund directly at 1-800-647-1568, online on the Fund's Web site:www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's website (http://www.sec.gov).

DIVIDEND REINVESTMENT PLAN

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund's market price exceeds its net asset value; a portion of a dividend may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027 Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

DISTRIBUTION POLICY

The Fund's Board adopted a managed distribution policy in December 1999, which means that the Fund will make regular monthly distributions at an annualized rate equal to 11% of the Fund's net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). Prior to December 20, 1999, the Fund's distributions varied based on the Fund's net investment income and realized capital gains or losses. The Fund's Board may terminate the managed distribution policy at any time; any such termination may have an adverse effect on the market price for the Fund's shares.

To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes.

Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund's Board will annually reassess the annualized percentage of net assets at which the Fund's monthly distributions will be made.

                      (This page intentionally left blank).

GLOBAL HIGH INCOME DOLLAR FUND INC.

Supplemental Information (unaudited)

BOARD OF DIRECTORS & OFFICERS

The Fund is governed by a Board of Directors which oversees the Fund's operations. Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director's or officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

INTERESTED DIRECTORS

                                            TERM OF
                                          OFFICE+ AND
                             POSITION(S)   LENGTH OF
    NAME, ADDRESS,            HELD WITH      TIME                PRINCIPAL OCCUPATION(S)
        AND AGE                 FUND        SERVED                DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
Margo N. Alexander*++;57     Director      Since 1996    Mrs. Alexander is retired. She was an
                                                         executive vice president of UBS
                                                         Financial Services Inc. (March 1984 to
                                                         December 2002). She was chief executive
                                                         officer (from January 1995 to October
                                                         2000), a director (from January 1995 to
                                                         September 2001) and chairman (from March
                                                         1999 to September 2001) of UBS Global AM
                                                         (formerly known as Mitchell Hutchins
                                                         Asset Management Inc.)

                                          NUMBER OF
    NAME, ADDRESS,                PORTFOLIOS IN FUND COMPLEX             OTHER DIRECTORSHIPS
        AND AGE                      OVERSEEN BY DIRECTOR                 HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------
Margo N. Alexander*++; 57    Mrs. Alexander is a director or trustee     None
                             of 16 investment companies (consisting
                             of 33 portfolios) for which UBS Global
                             AM or one of its affiliates serves as
                             investment advisor, sub-advisor or
                             manager.

INDEPENDENT DIRECTORS

                                            TERM OF
                                          OFFICE+ AND
                             POSITION(S)   LENGTH OF
    NAME, ADDRESS,            HELD WITH      TIME               PRINCIPAL OCCUPATION(S)
        AND AGE                 FUND        SERVED               DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 69      Director    Since 1995     Mr. Armstrong is chairman and
c/o Willkie Farr &            and                        principal of R.Q.A. Enterprises
Gallagher LLP                 Chairman                   (management consulting firm)
787 Seventh Avenue            of the                     (since April 1991 and principal
New York, NY 10019-6099       Board of                   occupation since March 1995).
                              Directors

David J. Beaubien; 70         Director    Since 2001     Mr. Beaubien is retired (since 2003).
84 Doane Road                                            He was chairman of
Ware, MA 01082                                           Yankee Environmental Systems,
                                                         Inc., a manufacturer of
                                                         meteorological measuring systems
                                                         (since 1991).

Richard R. Burt; 57           Director    Since 1995     Mr. Burt is chairman of Diligence
1275 Pennsylvania Ave., N.W.                             LLC (international information and
Washington, D.C. 20004                                   security firm) and IEP Advisors
                                                         (international investments and
                                                         consulting firm).

Meyer Feldberg; 62            Director    Since 1996     Professor Feldberg is Dean Emeritus
Columbia Business School                                 and Sanford Bernstein Professor of
33 West 60th Street                                      Leadership and Ethics at Columbia
7th Floor                                                Business School. Prior to July 2004,
New York, New York                                       he was Dean and Professor of
10023-7905                                               Management of the Graduate School
                                                         of Business at Columbia University
                                                         (since 1989).

                                     NUMBER OF
    NAME, ADDRESS,           PORTFOLIOS IN FUND COMPLEX                           OTHER DIRECTORSHIPS
        AND AGE                 OVERSEEN BY DIRECTOR                                HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 69     Mr. Armstrong is a director or trustee      None
c/o Willkie Farr &           of 16 investment companies (consisting
Gallagher LLP                of 33 portfolios) for which UBS
787 Seventh Avenue           Global AM or one of its affiliates
New York, NY 10019-6099      serves as investment advisor,
                             sub-advisor or manager.

David J. Beaubien; 70        Mr. Beaubien is a director or trustee of    Mr. Beaubien is also a director of IEC
84 Doane Road                16 investment companies (consisting of      Electronics, Inc., a manufacturer of
Ware, MA 01082               33 portfolios) for which UBS Global AM      electronic assemblies.
                             or one of its affiliates serves as
                             investment advisor, sub-advisor or
                             manager.

Richard R. Burt; 57          Mr. Burt is a director or trustee of 16     Mr. Burt is also a director of Hollinger
1275 Pennsylvania Ave., N.W. investment companies (consisting of 33      International, Inc. (publishing), HCL
Washington, D.C. 20004       portfolios) for which UBS Global AM or      Technologies, Ltd., (software and
                             one of its affiliates serves as             information technologies), The Central
                             investment advisor, sub-advisor or          European Fund, Inc., The Germany Fund,
                             manager.                                    Inc., IGT, Inc. (provides technology to
                                                                         gaming and wagering industry) and
                                                                         chairman of Weirton Steel Corp. (makes
                                                                         and finishes steel products). He is also
                                                                         a director or trustee of funds in the
                                                                         Scudder Mutual Funds Family (consisting
                                                                         of 47 portfolios).

Meyer Feldberg; 62           Professor Feldberg is a director or         Professor Feldberg is also a director of
Columbia Business School     trustee of 30 investment companies          Primedia Inc. (publishing), Federated
33 West 60th Street          (consisting of 47 portfolios) for which     Department Stores, Inc. (operator of
7th Floor                    UBS Global AM or one of its affiliates      department stores), Revlon, Inc.
New York, New York           serves as investment advisor,               (cosmetics), Select Medical Inc.
10023-7905                   sub-advisor or manager.                     (healthcare services) and SAPPI, Ltd.
                                                                         (producer of paper).

                                            TERM OF
                                          OFFICE+ AND
                             POSITION(S)   LENGTH OF
    NAME, ADDRESS,            HELD WITH      TIME               PRINCIPAL OCCUPATION(S)
        AND AGE                 FUND        SERVED               DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------
Carl W. Schafer; 68          Director     Since 1996     Mr. Schafer is president of the
66 Witherspoon Street                                    Atlantic Foundation (charitable
#1100                                                    foundation) (since 1990).
Princeton, NJ 08542

William D. White; 70         Director     Since 2001     Mr. White is retired (since 1994).
P.O. Box 199
Upper Black Eddy, PA 18972

                                     NUMBER OF
    NAME, ADDRESS,           PORTFOLIOS IN FUND COMPLEX                           OTHER DIRECTORSHIPS
        AND AGE                 OVERSEEN BY DIRECTOR                                HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------
Carl W. Schafer; 68          Mr. Schafer is a director or trustee of     Mr. Schafer is also a director of Labor
66 Witherspoon Street        16 investment companies (consisting of      Ready, Inc. (temporary employment),
#1100                        33 portfolios) for which UBS Global AM      Guardian Life Insurance Company Mutual
Princeton, NJ 08542          or one of its affiliates serves as          Funds (consisting of 25 portfolios), the
                             investment advisor, sub-advisor or          Harding, Loevner Funds (consisting of 3
                             manager.                                    portfolios), E.I.I. Realty Securities
                                                                         Trust (investment company consisting of
                                                                         2 portfolios) and Frontier Oil
                                                                         Corporation.

William D. White; 70         Mr. White is a director or trustee of 16    None
P.O. Box 199                 investment companies (consisting of
Upper Black Eddy, PA 18972   33 portfolios) for which UBS Global AM
                             or one of its affiliates serves as
                             investment advisor, sub-advisor or
                             manager.

OFFICERS

                                                          TERM OF                           PRINCIPAL OCCUPATION(S)
                                                        OFFICE+ AND                          DURING PAST 5 YEARS;
                                   POSITION(S)           LENGTH OF                          NUMBER OF PORTFOLIOS IN
    NAME, ADDRESS,                 HELD WITH               TIME                          FUND COMPLEX FOR WHICH PERSON
      AND AGE                      THE FUND               SERVED                               SERVES AS OFFICER
--------------------------------------------------------------------------------------------------------------------------------
W. Douglas Beck*;              Vice President           Since 2003             Mr. Beck is an executive director and head of
37                                                                             product management of UBS Global AM (since
                                                                               2002). From March 1998 to November 2002, he held
                                                                               various positions at Merrill Lynch, the most
                                                                               recent being first vice president and co-
                                                                               manager of the managed solutions group. Mr. Beck
                                                                               is vice president of 20 investment companies
                                                                               (consisting of 75 portfolios) for which UBS
                                                                               Global AM or one of its affiliates serves as
                                                                               investment advisor, sub-advisor or manager.

James Capezzuto*;              Vice President and       Since 2004             Mr. Capezzuto is director and associate general
41                             Assistant Secretary                             counsel at UBS Global AM (since 2004). Prior to
                                                                               joining UBS Global AM he was senior vice
                                                                               president, senior compliance manager at Bank of
                                                                               America (from 2003-2004) prior to that he was
                                                                               general counsel at Steinberg Priest & Sloane
                                                                               and prior to that he was director and senior
                                                                               counsel at Deutsche Asset Management (from
                                                                               1996-2002.) Mr. Capezzuto is a vice president
                                                                               and assistant secretary of 20 investment
                                                                               companies (consisting of 75 portfolios) for
                                                                               which UBS Global AM or one of its affiliates
                                                                               serves as investment advisor, sub-advisor or
                                                                               manager.

Thomas Disbrow*;               Vice President and       Since 2000 (Vice       Mr. Disbrow is a director and co-head of the
38                             Treasurer                President) Since       mutual fund finance department of UBS Global AM.
                                                        2004 (Treasurer)       Prior to November 1999, he was a vice president
                                                                               of Zweig/Glaser Advisers. Mr. Disbrow is a vice
                                                                               president and treasurer of 16 investment
                                                                               companies (consisting of 33 portfolios) and vice
                                                                               president and assistant treasurer of four
                                                                               investment companies (consisting of 42
                                                                               portfolios) for which UBS Global AM or one of
                                                                               its affiliates serves as investment advisor,
                                                                               sub-advisor or manager.

                                                          TERM OF                           PRINCIPAL OCCUPATION(S)
                                                        OFFICE+ AND                          DURING PAST 5 YEARS;
                                   POSITION(S)           LENGTH OF                          NUMBER OF PORTFOLIOS IN
    NAME, ADDRESS,                 HELD WITH               TIME                          FUND COMPLEX FOR WHICH PERSON
      AND AGE                      TRUST                  SERVED                               SERVES AS OFFICER
--------------------------------------------------------------------------------------------------------------------------------
Mark F. Kemper+++;             Vice President and       Since 2004             Mr. Kemper is general counsel of UBS Global
46                             Secretary                                       Asset Management--Americas region (since July
                                                                               2004). Mr. Kemper also is an executive director
                                                                               of UBS Global AM Americas and was its deputy
                                                                               general counsel from July 2001 to July 2004. He
                                                                               has been secretary of UBS Global AM (Americas)
                                                                               since 1999 and assistant secretary of UBS Global
                                                                               Asset Management Trust Company since 1993.
                                                                               Mr. Kemper is secretary of UBS Global AM (since
                                                                               2004). Mr. Kemper is vice president and
                                                                               secretary of 20 investment companies (consisting
                                                                               of 75 portfolios) for which UBS Global AM
                                                                               (Americas) or one of its affiliates serves as
                                                                               investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*;           Vice President and       Since 2004             Ms. Kilkeary is an associate director and a
36                             Assistant Treasurer                             senior manager of the mutual fund finance
                                                                               department of UBS Global AM. Ms. Kilkeary is a
                                                                               vice president and assistant treasurer of 16
                                                                               investment companies (consisting of 33
                                                                               portfolios) for which UBS Global AM or one of
                                                                               its affiliates serves as investment advisor,
                                                                               sub-advisor or manager.

Joseph T. Malone*;             Vice President and       Since 2004             Mr. Malone is a director and co-head of the
37                             Assistant Treasurer                             mutual fund finance department of UBS Global AM.
                                                                               From August 2000 through June 2001, he was the
                                                                               controller at AEA Investors Inc. From March 1998
                                                                               to August 2000, Mr. Malone was a manager within
                                                                               the investment management services practice of
                                                                               PricewaterhouseCoopers LLC. Mr.Malone is vice
                                                                               president and assistant treasurer of 16 investment
                                                                               companies (consisting of 33 portfolios) and vice
                                                                               president, treasurer and principal accounting
                                                                               officer of four investment companies (consisting
                                                                               of 42 portfolios) for which UBS Global AM or one
                                                                               of its affiliates serves as investment advisor,
                                                                               sub-advisor or manager.

                                                          TERM OF                           PRINCIPAL OCCUPATION(S)
                                                        OFFICE+ AND                          DURING PAST 5 YEARS;
                                   POSITION(S)           LENGTH OF                          NUMBER OF PORTFOLIOS IN
    NAME, ADDRESS,                 HELD WITH               TIME                          FUND COMPLEX FOR WHICH PERSON
      AND AGE                      TRUST                  SERVED                               SERVES AS OFFICER
----------------------------------------------------------------------------------------------------------------------------------
Joseph McGill*;                Vice President and       Since 2004             Mr. McGill is an executive director and chief
42                             Chief Compliance                                compliance officer at UBS Global AM (since
                               Officer                                         2003). Prior to joining UBS Global AM he was
                                                                               Assistant General Counsel, J.P. Morgan
                                                                               Investment Management (from 1999-2003).
                                                                               Mr. McGill is a vice president and chief compliance
                                                                               officer of 20 investment companies (consisting
                                                                               of 75 portfolios) for which UBS Global AM or one
                                                                               of its affiliates serves as investment advisor,
                                                                               sub-advisor or manager.

John Penicook+++;              Vice President           Since 2002             Mr. Penicook is a managing director and global
46                                                                             head of fixed income of UBS Global AM (Americas)
                                                                               Inc. and UBS Global AM. Mr. Penicook is a vice
                                                                               president of three investment companies
                                                                               (consisting of three portfolios) for which UBS
                                                                               Global AM or one of its affiliates serves as
                                                                               investment advisor, sub-advisor or manager.

Uwe Schillhorn+++;             Vice President           Since 2004             Mr. Schillhorn is a director (since 1995), and
40                                                                             head of emerging markets debt (since 2004) of
                                                                               UBS Global AM. Mr. Schillhorn is a vice
                                                                               president of two investment companies
                                                                               (consisting of two portfolios) for which UBS
                                                                               Global AM or one of its affiliates serves as
                                                                               investment advisor, sub-advisor or manager.

                                                          TERM OF                           PRINCIPAL OCCUPATION(S)
                                                        OFFICE+ AND                          DURING PAST 5 YEARS;
                                   POSITION(S)           LENGTH OF                          NUMBER OF PORTFOLIOS IN
    NAME, ADDRESS,                 HELD WITH               TIME                          FUND COMPLEX FOR WHICH PERSON
      AND AGE                      THE FUND               SERVED                               SERVES AS OFFICER
--------------------------------------------------------------------------------------------------------------------------------
Joseph A. Varnas*;             President                Since 2003             Mr. Varnas is a managing director (since March
37                                                                             2003), global head of information technology and
                                                                               operations (since March 2004) and head of product
                                                                               management--Americas (since November 2002 of UBS
                                                                               Global AM. He was head of technology of UBS Global
                                                                               AM from November 2002 to March 2004. From 2000 to
                                                                               2001, he was manager of product development in
                                                                               Investment Consulting Services at UBS Financial
                                                                               Services Inc. Mr.Varnas was a senior analyst in
                                                                               the Global Securities Research and Economics Group
                                                                               at Merrill Lynch from 1995 to 1999. Mr.Varnas is
                                                                               president of 20 investment companies (consisting of
                                                                               75 portfolios) for which UBS Global AM or one of
                                                                               its affiliates serves as investment advisor,
                                                                               sub-advisor or manager.

Keith A. Weller*;              Vice President and       Since 1995             Mr. Weller is a director and associate general
43                             Assistant Secretary                             counsel of UBS Global AM. Mr.Weller is a vice
                                                                               president and assistant secretary of 20 investment
                                                                               companies (consisting of 75 portfolios) for which
                                                                               UBS Global AM or one of its affiliates serves as
                                                                               investment advisor, sub-advisor or manager.

----------
  * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
  + Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each Director who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board.
 ++ Mrs.Alexander is an "interested person" of the Fund as defined in the 1940
    Act by virtue of her former positions with UBS Global AM and/or its affiliates.
+++ This person's business address is One North Wacker Drive, Chicago, IL 60606.

GLOBAL HIGH INCOME DOLLAR FUND INC.

New York Stock Exchange Certifications (unaudited)

Global High Income Dollar Fund Inc. (the "Fund") is listed on the New York Stock Exchange ("NYSE"). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund's president and treasurer have filed certifications with the SEC regarding the quality of the Fund's public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act ("Section 302 Certifications"). The Section 302 Certifications were filed as exhibits to the Fund's annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund's 2004 annual meeting of shareholders, it filed a certification with the NYSE stating that its president was unaware of any violation of the NYSE's Corporate Governance listing standards.

DIRECTORS

Richard Q. Armstrong
CHAIRMAN
Margo N. Alexander
David J. Beaubien
Richard R. Burt
Meyer Feldberg
Carl W. Schafer
William D. White


PRINCIPAL OFFICERS

Joseph A. Varnas
PRESIDENT

Mark F. Kemper
VICE PRESIDENT AND SECRETARY

Thomas Disbrow
VICE PRESIDENT AND TREASURER

W. Douglas Beck
VICE PRESIDENT

John Penicook
VICE PRESIDENT

INVESTMENT ADVISOR AND ADMINISTRATOR

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

(C)2004 UBS Global Asset Management (US) Inc. All rights reserved.

[UBS LOGO]                                                        Presorted
                                                                  Standard
UBS GLOBAL ASSET MANAGEMENT (US) INC.                            US Postage
51 West 52nd Street                                                 PAID
New York, New York 10019                                        Smithtown, NY
                                                                 Permit 700

ITEM 2.   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: Richard Q. Armstrong. Mr. Armstrong is independent as defined in item 3 of Form N-CSR.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          (a)  AUDIT FEES:
               For the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $46,100 and $41,900, respectively.

               Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

          (b)  AUDIT-RELATED FEES:
               In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,500 and $4,617, respectively, which includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

               Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2004 and 2003 semiannual financial statements, (2) review of portions of the registrant's semiannual 2003 Form N-SAR filing and (3) review of the consolidated 2003 and 2002 report on UBS Funds' profitability of UBS Global Asset Management (US) Inc. ("UBS Global AM") to assist the board members in their annual advisory/administration contract reviews.

               There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

          (c)  TAX FEES:
               In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $9,200 and $10,200, respectively, which includes amounts related to tax services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

               Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

               There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

          (d)  ALL OTHER FEES:
               In each of the fiscal years ended October 31, 2004 and October 31, 2003, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

               Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

               There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

          (e)  (1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES:
                    The registrant's Audit Committee ("audit committee") has adopted an "Audit Committee Charter (Amended and Restated as of May 12, 2004)" (the "charter"). The charter contains the audit committee's pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

                         The [audit ]Committee shall:

                         ...


                         2. Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the

                              Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund's officers).

                              ----------
                                   (1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may NOT include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund;
                                   (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services;
                                   (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                                   Pre-approval by the Committee of any
                                   permissible non-audit services is not
                                   required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

          (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

                         AUDIT-RELATED FEES: There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of the registrant.

                         There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                         TAX FEES: There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of the registrant.

                         There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                         ALL OTHER FEES: There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of the registrant.

                         There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

          (f) According to E&Y, for the fiscal year ended October 31, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

          (g) For the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate fees billed by E&Y of $3,468,898 and $3,391,944, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:


                                                            2004        2003
                                                         ----------  ----------
               Covered Services                          $   12,700  $   14,817
               Non-Covered Services                       3,456,198   3,377,127

          (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee (the "Audit Committee") established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Beaubien, Mr. Burt, Mr. Feldberg and Mr. White.


ITEM 6.   SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant's Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant's advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and
(5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant's equity securities made in the period covered by this report.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Professor Meyer Feldberg, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.


ITEM 11.  CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

     (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is incorporated by reference herein from Exhibit EX-99 CODE ETH to the registrant's Report on Form N-CSR filed December 30, 2003 (Accession Number: 0001206774-03-000909) (SEC File No. 811-07540).

     (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

     (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global High Income Dollar Fund Inc.

By:    /s/ Joseph A. Varnas
       ---------------------
       Joseph A. Varnas
       President

Date:  December 29, 2004
       -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Joseph A. Varnas
       ---------------------
       Joseph A. Varnas
       President

Date:  December 29, 2004
       -----------------

By:    /s/ Thomas Disbrow
       ------------------
       Thomas Disbrow
       Treasurer

Date:  December 29, 2004
       -----------------